                                                                   Exhibit 10.1

                        FORM OF CHANGE OF CONTROL AGREEMENT

     Change of Control Agreement (the "Agreement") dated as of February 24, 1999, by and between _______________________________ (the "Executive") and
G&K Services, Inc., a Minnesota corporation having a place of business at 5995 Opus Parkway, Suite 500, Minnetonka, Minnesota, 55343 (the "Company").

                                W I T N E S S E T H:

     WHEREAS, the Company has adopted each of the G&K Services, Inc. 1989 Stock Option and Compensation Plan (the "1989 Plan") and the G&K Services, Inc. 1998 Stock Option and Compensation Plan (the "1998 Plan" together with the 1989 Plan, the "Plans");

     WHEREAS, Executive is eligible to receive a variety of economic incentives under either or both of the Plans, including stock options and awards of restricted stock (the "Incentives");

     WHEREAS, each of the Plans provides that, unless the Board of Directors of the Company and a majority of the Continuing Directors determine otherwise (such a determination shall hereinafter be referred to as a "Non-Acceleration Determination"), upon the occurrence of a Change of Control (i) the restrictions on all shares of restricted stock awards granted under the Plan will lapse immediately; (ii) all outstanding options and stock appreciation rights granted under the Plan will become exercisable immediately; and (iii) all performance shares granted under the Plans will be deemed to be met and payment made immediately.

     WHEREAS, the parties hereto have determined that it is in their mutual interests for any and all Incentives now owned or hereafter acquired by Executive under the Plans, to accelerate immediately upon the occurrence of a Change of Control, notwithstanding any Non-Acceleration Determination;

     NOW, THEREFORE, it is agreed as follows:

     1. PLAN TERMS. The terms and conditions of each of the Plans are hereby incorporated by reference as if set forth in full. With the exception of Section 2 hereof, in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of either of the Plans, the provisions of the Plans shall govern and control. All capitalized terms not defined herein shall have the meaning set forth in the Plans.

     2.   ACCELERATION OF INCENTIVES.   Upon the occurrence of a Change of
Control, and regardless of any Non-Acceleration Determination made in connection therewith, the following shall nonetheless occur with respect to any and all Incentives owned by Optionee at the time of such Change of
Control:

          (a) The restrictions on all shares of restricted stock awards shall lapse immediately;

          (b) All outstanding options and stock appreciation rights shall become exercisable immediately; and

          (c) All performance shares shall be deemed to be met and payment made immediately.

     3. THIRD PARTY BENEFICIARIES. Nothing contained herein is intended or shall be construed as conferring upon or giving to any person, firm or corporation other than the parties hereto any rights or benefits under or by reason of this Agreement.

     4. ENTIRE AGREEMENT. This Agreement embodies the entire agreement made between the parties hereto with respect to the matters covered herein and shall not be modified except by a writing signed by the party to be charged.

     5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     6. GOVERNING LAW. This Agreement, in its interpretation and effect, shall be governed by the laws of the State of Minnesota applicable to contracts executed and to be performed therein.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

EXECUTIVE                          G&K SERVICES, INC.


 s/Executive                       s/Thomas Moberly
-----------------------            --------------------------------------
Executive                          Thomas Moberly
                                   President and Chief Executive Officer


                                                                             17